Exhibit 10.2

February 21, 2014

1. J.M. Burkman & Associates LLC and Electric Motors and Vehicles Company hereby agree to a two-year exclusive consulting arrangement for the purpose of generating both federal funding and federal business. Specifically, Burkman LLC shall seek the following:

-----           DOE funding

-----           Congressional funding

-----           DOD energy contracting

2. J.M. Burkman & Associates LLC is a federally registered lobbyist headquartered in Arlington, VA. See www.jackburkman.us. Burkman LLC has been ranked also top ten nationally in lobbying by Congressional Quarterly. (Jan. 2012)

3. J.M. Burkman & Associates LLC (hereafter Burkman LLC) shall commence work in this regard on Monday, February 24, 2014.

4. Electric Motors and Vehicles Company shall agree to participate in 2-4 conference calls to be scheduled in February 2014.

5. Burkman LLC shall mobilize between four and six Members of Congress for purposes of supporting our funding objectives both in Congress and at DOE.

6. These Members of Congress shall form the "custom team" that shall be deployed in support of the DOE grant and for all matters Capitol Hill

7. Burkman LLC shall of course abide by all laws state and federal in the course of performing its duties for your company.

8. The fee for this representation shall be $60,000, payable as follows:

a.      $15,000 payable upon execution of this Agreement;

b.      $15,000 payable on or before 10-days following execution of this Agreement; and

c.      The remaining $30,000 payable upon the latter of (i) 7-days from the second payment; or, (ii) submission of the first grant under this Agreement.

1530 Key Boulevard, Suite 1222, Arlington, VA 22209  •jackburkman2016@gmail.com  •www.jackburkman@us

9. STRATEGY. Burkman LLC shall distribute a one-pager to 20 Members of Congress. From this group, a smaller group of 4-5 shall be selected.

10. Burkman LLC shall update Electric Motors and Vehicles Company weekly or more frequently on all progress.

11. Burkman LLC shall be available on two-hour notice to update Electric Motors and Vehicles Company also upon request.

12. Burkman LLC shall provide Electric Motors and Vehicles Company with at least two days' notice of any conference call with Washington officials.

13. Burkman LLC shall create within three days of commencement a one-pager to be distributed to Members of Congress.

14. Burkman LLC shall handle all contact, calls, meetings, follow-up and paperwork with both Congress and any agency or cabinet department.

IF THE FOREGOING IS TRUE AND CORRECT, kindly sign and date below and return with the initial payment of $15,000 made payable to:

J.M. Burkman & Associates LLC 1530 Key Blvd.

Suite #1222

Arlington, VA 22209

/s/ Jack Burkman                                                       DATED: 25 February 2014

J. Burkman

ELECTRIC MOTORS AND VEHICLES COMPANY

BY: Keith A. Rosenbaum                                                      DATED: 24 February 2014

K. A. Rosenbaum, CEO

1530 Key Boulevard, Suite 1222, Arlington, VA 22209 •jackburkman2016@gmail.com •www.jackburkman@us